EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)
In connection with OFG Bancorp’s annual report on Form 10-K for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maritza Arizmendi, Executive Vice President and Chief Financial Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of OFG Bancorp.
In witness whereof, I execute this certification in San Juan, Puerto Rico, this 25th day of February 2022.

By:	/s/ Maritza Arizmendi
Maritza Arizmendi
Executive Vice President and Chief Financial Officer

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